UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 23, 2006


                               ONELINK CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                   333-81922                   43-1941213
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)


One Market Plaza, Spear Tower, Suite 3600, San Francisco, CA       94105
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        (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code (415) 293-8277
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                             One Link 4 Travel, Inc.
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Appointment of Principal Officers.

(b) John E. Herzog resigned from his position as a member of the Board of Directors. The Company expresses appreciation to Mr. Herzog for his valued service and wishes him well as he concentrates more business time on his position as Chairman of the Museum of American Finance.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 28, 2006                                ONELINK CORPORATION


                                                By: /s/ F. W. Guerin
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                                                    F. W. Guerin
                                                    Chief Executive Officer